© 2024 Wells Fargo Bank, N.A. All rights reserved. 2Q24 Financial Results July 12, 2024 Exhibit 99.3

22Q24 Financial Results 2Q24 results Financial Results ROE: 11.5% ROTCE: 13.7%1 Efficiency ratio: 64%2 Credit Quality Capital and Liquidity CET1 ratio: 11.0%6 LCR: 124%7 TLAC ratio: 24.8%8 • Provision for credit losses5 of $1.2 billion – Total net loan charge-offs of $1.3 billion, up $537 million, with net loan charge-offs of 0.57% of average loans (annualized) – Allowance for credit losses for loans of $14.8 billion, stable • Common Equity Tier 1 (CET1) capital6 of $134.2 billion • CET1 ratio6 of 11.0% under the Standardized Approach and 12.3% under the Advanced Approach • Liquidity coverage ratio (LCR)7 of 124% • Net income of $4.9 billion, or $1.33 per diluted common share • Revenue of $20.7 billion, up 1% – Net interest income of $11.9 billion, down 9% – Noninterest income of $8.8 billion, up 19% • Noninterest expense of $13.3 billion, up 2% • Pre-tax pre-provision profit3 of $7.4 billion, down 2% • Effective income tax rate of 20.3%4 • Average loans of $917.0 billion, down 3% • Average deposits of $1.3 trillion, stable Comparisons in the bullet points are for 2Q24 versus 2Q23, unless otherwise noted. Endnotes are presented starting on page 18.

32Q24 Financial Results 2Q24 earnings Quarter ended $ Change from $ in millions, except per share data 2Q24 1Q24 2Q23 1Q24 2Q23 Net interest income $11,923 12,227 13,163 ($304) (1,240) Noninterest income 8,766 8,636 7,370 130 1,396 Total revenue 20,689 20,863 20,533 (174) 156 Net charge-offs 1,303 1,157 764 146 539 Change in the allowance for credit losses (67) (219) 949 152 (1,016) Provision for credit losses1 1,236 938 1,713 298 (477) Noninterest expense 13,293 14,338 12,987 (1,045) 306 Pre-tax income 6,160 5,587 5,833 573 327 Income tax expense (benefit)2 1,251 964 930 287 321 Effective income tax rate (%) 20.3% 17.3 15.8 304 bps 446 Net income $4,910 4,619 4,938 $291 (28) Diluted earnings per common share $1.33 1.20 1.25 $0.13 0.08 Diluted average common shares (# mm) 3,486.2 3,600.1 3,724.9 (114) (239) Return on equity (ROE) 11.5% 10.5 11.4 109 bps 10 Return on average tangible common equity (ROTCE)3 13.7 12.3 13.7 135 (2) Efficiency ratio 64 69 63 (447) 100 Endnotes are presented starting on page 18.

42Q24 Financial Results 13,163 13,105 12,771 12,227 11,923 Net Interest Margin (NIM) on a taxable-equivalent basis 2Q23 3Q23 4Q23 1Q24 2Q24 2.75% Net interest income • Net interest income down $1.2 billion, or 9%, from 2Q23 due to the impact of higher interest rates on funding costs, including the impact of lower deposit balances and customer migration to higher yielding deposit products in Consumer Banking and Lending and Wealth and Investment Management, higher deposit costs in Commercial Banking and Corporate and Investment Banking, as well as lower loan balances, partially offset by higher yields on earning assets • Net interest income down $304 million, or 2%, from 1Q24 driven by the impact of higher funding costs, as well as lower loan balances, partially offset by a modest redeployment of cash balances into higher-yielding securities Net Interest Income ($ in millions) 3.09% 3.03% 2.92% 2.81% 1 Endnotes are presented starting on page 18.

Loans and deposits

WELLS FARGO

Average Loans Outstanding *($ in billions)*



945.9
943.2
938.0
928.1
917.0
392.9
391.7
389.7
386.0
382.2
5.99%
6.23%
6.35%
6.38%
6.40%
553.0
551.5
548.3
542.1
534.8
2Q23
3Q23
4Q23
1Q24
2Q24
Total Average Loan Yield
Consumer Loans
Commercial Loans

- Average loans down $28.9 billion, or 3%, year-over-year (YoY) driven by declines in most loan categories, partially offset by higher credit card loan balances
- Total average loan yield of 6.40%, up 41 bps YoY reflecting the impact of higher interest rates and up 2 bps from 1Q24
- Period-end loans of $917.9 billion, down $30.1 billion, or 3%, YoY, and down $4.9 billion, or 1%, from 1Q24

Period-End Loans Outstanding *($ in billions)*

		2Q24	vs 1Q24	vs 2Q23
Commercial	$	536.6	— %	(3)%
Consumer		381.3	(1)	(3)
Total Loans	**$**	**917.9**	**(1)%**	**(3)%**

Average Deposits *($ in billions)*



1,347.4
1,340.3
1,340.9
1,341.6
1,346.5
84.7
113.9
122.9
119.6
111.1
112.4
107.5
102.1
101.5
102.8
160.3
157.2
173.1
183.3
187.5
166.7
160.6
163.3
164.0
166.9
823.3
801.1
779.5
773.2
778.2
2Q23
3Q23
4Q23
1Q24
2Q24
Corporate
Wealth and Investment Management
Corporate and Investment Banking
Commercial Banking
Consumer Banking and Lending

- Average deposits down $972 million YoY reflecting customer migration to higher yielding alternatives and continued consumer spending; up $4.9 billion from 1Q24 on growth in all customer-facing lines of business
- Period-end deposits up $21.3 billion, or 2%, YoY, and down $17.2 billion, or 1%, from 1Q24

Period-End Deposits *($ in billions)*

		2Q24	vs 1Q24	vs 2Q23
Consumer Banking and Lending	$	781.8	(2)%	(5)%
Commercial Banking		169.0	—	3
Corporate and Investment Banking		200.9	3	27
Wealth and Investment Management		103.7	1	(4)
Corporate		110.5	(9)	20
Total deposits	**$**	**1,365.9**	**(1)%**	**2 %**
Average deposit cost		**1.84 %**	**0.10**	**0.71**

2Q24 Financial Results
5

Noninterest income


Noninterest Income ($ in millions)
7,370
2,733
1,517
1,122
376
1,098
524
2Q23
7,752
2,791
1,551
1,265
492
1,098
555
3Q23
7,707
2,788
1,568
1,070
455
1,027
799
4Q23
8,636
2,957
1,597
1,454
627
1,061
940
1Q24
8,766
3,029
1,618
1,442
641
1,101
935
2Q24
Investment advisory fees and brokerage commissions[1]
Deposit and lending-related fees
Net gains from trading activities
Investment banking fees
Card fees
All other[2]

- Noninterest income increased $1.4 billion, or 19%, from 2Q23
  - Investment advisory fees and brokerage commissions[1] up $296 million, or 11%, predominantly driven by higher asset-based fees reflecting higher market valuations
  - Deposit and lending-related fees up $101 million, or 7%, driven by higher deposit-related fees including higher treasury management fees
  - Net gains from trading activities up $320 million, or 29%, reflecting market conditions, as well as investments in our Markets business
  - Investment banking fees up $265 million, or 70%, on increased activity across all products
  - All other[2] up $411 million and included the impact from the adoption of a new accounting standard for renewable energy tax credit investments[3], as well as improved results from our venture capital investments
- Noninterest income up $130 million, or 2%, from 1Q24
  - Investment advisory fees and brokerage commissions[1] up $72 million, or 2%, as higher market valuations drove higher asset-based fees
  - Card fees up $40 million on higher credit card and debit card purchase volumes primarily reflecting seasonality

Endnotes are presented starting on page 18.

2Q24 Financial Results
6

Noninterest expense

WELLS FARGO

Noninterest Expense *($ in millions)*



12,987
232
8,606
4,149
2Q23
13,113
329
8,627
4,157
3Q23
15,786
355
1,931
969[1]
8,212[1]
4,319
4Q23
14,338
633
284
9,492
3,929
1Q24
13,293
493
52
8,575
4,173
2Q24
Operating Losses
Personnel Expense
FDIC Special Assessment
Non-personnel Expense

Headcount *(Period-end, '000s)*

2Q23	3Q23	4Q23	1Q24	2Q24
234	227	226	225	223

- Noninterest expense up $306 million, or 2%, from 2Q23
  - Operating losses up $261 million including higher customer remediation accruals for historical matters
  - Personnel expense down $31 million and reflected the impact of efficiency initiatives, largely offset by higher revenue-related compensation expense predominantly in Wealth and Investment Management
  - Non-personnel expense up $24 million, or 1%, driven by higher technology amortization, occupancy expense, and advertising and promotion expense, partially offset by lower professional and outside services expense
- Noninterest expense down $1.0 billion, or 7%, from 1Q24
  - Operating losses down $140 million driven by lower customer remediation accruals
  - FDIC special assessment[2] down $232 million
  - Personnel expense down $917 million from seasonally higher personnel expense in 1Q, as well as the impact of efficiency initiatives
  - Non-personnel expense up $244 million, or 6%, driven by higher charitable donations expense, occupancy expense, professional and outside services expense, and advertising and promotion expense

Endnotes are presented starting on page 18.

2Q24 Financial Results

7

82Q24 Financial Results 1,713 1,197 1,282 938 1,236 764 850 1,252 1,149 1,301 Provision for Credit Losses Net Loan Charge-offs Net Loan Charge-off Ratio 2Q23 3Q23 4Q23 1Q24 2Q24 Credit quality: net loan charge-offs • Commercial net loan charge-offs up $127 million to 35 bps of average loans (annualized) reflecting an $84 million increase in commercial real estate (CRE) net loan charge-offs and $40 million of higher commercial & industrial net loan charge-offs – CRE net loan charge-offs of $271 million, or 74 bps of average loans (annualized) predominantly driven by CRE office net loan charge-offs • Consumer net loan charge-offs up $25 million to 88 bps of average loans (annualized) reflecting a $72 million increase in credit card net loan charge-offs, partially offset by $33 million of lower auto net loan charge-offs • Nonperforming assets of $8.7 billion, up $410 million, or 5%, predominantly driven by higher CRE nonaccruals – CRE nonaccrual loans of $4.3 billion, up $408 million driven by a $557 million increase in CRE office nonaccruals Provision for Credit Losses1 and Net Loan Charge-offs ($ in millions) Comparisons in the bullet points are for 2Q24 versus 1Q24. Endnotes are presented starting on page 18. 0.32% 0.36% 0.50%0.53% 1 0.57%

92Q24 Financial Results Credit quality: allowance for credit losses for loans Allowance for Credit Losses for Loans ($ in millions) • Allowance for credit losses for loans (ACL) down $73 million on modest ACL declines across most asset classes, partially offset by a higher ACL for credit card loans – Allowance coverage for total loans was up 5 bps from 2Q23 and was stable compared with 1Q24 • CRE Office ACL of $2.4 billion, down $5 million – CRE Office ACL as a % of loans of 8.0%, up modestly from 7.9% ◦ Corporate and Investment Banking (CIB) CRE Office ACL as a % of loans of 11.1%, up modestly from 11.0% 14,786 15,064 15,088 14,862 14,789 8,081 8,310 8,412 8,317 8,236 6,705 6,754 6,676 6,545 6,553 Commercial Consumer Allowance coverage for total loans 2Q23 3Q23 4Q23 1Q24 2Q24 1.60%1.56% 1.61% 1.61% 1.61% 1 CRE Allowance for Credit Losses (ACL) and Nonaccrual Loans, as of 6/30/24 ($ in millions) Allowance for Credit Losses Loans Outstanding ACL as a % of Loans Nonaccrual Loans CIB CRE Office $ 2,171 19,561 11.1% $ 3,589 All other CRE Office 232 10,453 2.2 104 Total CRE Office 2,403 30,014 8.0 3,693 All other CRE 1,351 115,304 1.2 628 Total CRE $ 3,754 145,318 2.6% $ 4,321 Comparisons in the bullet points are for 2Q24 versus 1Q24, unless otherwise noted.

Capital and liquidity

WELLS FARGO

Common Equity Tier 1 Ratio under the Standardized Approach[1]


10.7%
11.0%
11.4%
11.2%
11.0%
8.9% Regulatory Minimum and Buffers[2]
2Q23
3Q23
4Q23
1Q24
2Q24 Estimated

Capital Position

- Common Equity Tier 1 (CET1) ratio[1] of 11.0% at June 30, 2024 remained above our regulatory minimum and buffers of 8.9%[2]
- The Company's stress capital buffer (SCB) for 10/1/24 through 9/30/25 is expected to increase to 3.8%, up 90 bps from current SCB of 2.9%

Capital Return

- $6.1 billion in gross common stock repurchases, or 100.5 million shares, in 2Q24 with period-end common shares outstanding down 265.0 million, or 7%, from 2Q23
- $1.2 billion in common stock dividends paid in 2Q24 with a common stock dividend of $0.35 per share
- We expect to increase our 3Q24 common stock dividend to $0.40 per share, subject to approval by the Company's Board of Directors at its regularly scheduled meeting in July

Total Loss Absorbing Capacity (TLAC)

- As of June 30, 2024, our TLAC as a percentage of total risk-weighted assets[3] was 24.8% compared with the required minimum of 21.5%

Liquidity Position

- Strong liquidity position with a 2Q24 LCR[4] of 124% which remained above our regulatory minimum of 100%

Endnotes are presented starting on page 18.

2Q24 Financial Results
10

Consumer Banking and Lending

WELLS FARGO

Summary Financials

$ in millions (mm)	2Q24	vs. 1Q24	vs. 2Q23
Revenue by line of business:			
Consumer, Small and Business Banking (CSBB)	$6,129	$37	(319)
Consumer Lending:			
Home Lending	823	(41)	(24)
Credit Card	1,452	(44)	3
Auto	282	(18)	(96)
Personal Lending	320	(19)	(13)
Total revenue	**9,006**	**(85)**	**(449)**
Provision for credit losses	932	144	58
Noninterest expense	5,701	(323)	(326)
Pre-tax income	2,373	94	(181)
Net income	**$1,777**	**$71**	**(137)**

Selected Metrics

		2Q24	1Q24	2Q23
Return on allocated capital[1]		15.1 %	14.5	16.9
Efficiency ratio[2]		63	66	64
Retail bank branches	#	4,227	4,247	4,455
Digital (online and mobile) active customers[3] (mm)		35.6	35.5	34.2
Mobile active customers[3] (mm)		30.8	30.5	29.1

- Total revenue down 5% YoY and down 1% from 1Q24
  - CSBB down 5% YoY driven by lower deposit balances and the impact of customer migration to higher yielding deposit products including promotional savings and time deposit accounts
  - Home Lending down 3% YoY on lower net interest income on lower loan balances; down 5% from 1Q24 on lower mortgage banking income
  - Credit Card stable YoY; down 3% from 1Q24 driven by lower net interest income, partially offset by higher purchase volumes reflecting seasonality and new account growth
  - Auto down 25% YoY driven by lower loan balances and loan spread compression; down 6% from 1Q24 driven by lower loan balances
  - Personal Lending down 4% YoY driven by lower loan balances and loan spread compression
- Noninterest expense down 5% YoY and down 5% from 1Q24 reflecting lower operating costs and the impact of efficiency initiatives

Average Balances and Selected Credit Metrics

$ in billions	2Q24	1Q24	2Q23
Balances			
Loans	$325.9	329.7	336.4
Deposits	778.2	773.2	823.3
Credit Performance			
Net charge-offs as a % of average loans	1.12 %	1.07	0.74

Endnotes are presented starting on page 18.

2Q24 Financial Results

11

122Q24 Financial Results Consumer Banking and Lending Retail Mortgage Loan Originations ($ in billions) Auto Loan Originations ($ in billions) Credit Card Point of Sale (POS) Volume ($ in billions) Debit Card Purchase Volume and Transactions1 7.7 6.4 4.5 3.5 5.3 Refinances as a % of Retail Originations 2Q23 3Q23 4Q23 1Q24 2Q24 124.9 124.5 126.1 121.5 128.2 Purchase Volume ($ in billions) Purchase Transactions (billions) 2Q23 3Q23 4Q23 1Q24 2Q24 4.8 4.1 3.3 4.1 3.7 2Q23 3Q23 4Q23 1Q24 2Q24 38.3 39.4 41.2 39.1 42.9 2Q23 3Q23 4Q23 1Q24 2Q24 2.5 2.6 2.5 2.4 2.6 17% 16% 24% 18% 13% Endnotes are presented starting on page 18.

132Q24 Financial Results Commercial Banking • Total revenue down 7% YoY and down 1% from 1Q24 – Middle Market Banking revenue down 2% YoY driven by lower net interest income reflecting the impact of higher interest rates on deposit costs, partially offset by higher treasury management fees; up 4% from 1Q24 and included higher net interest income and higher treasury management fees – Asset-Based Lending and Leasing revenue down 17% YoY and included lower net interest income, lease income, and revenue from equity investments; down 10% from 1Q24 and included lower net interest income and lease income • Noninterest expense down 8% YoY on lower personnel expense reflecting the impact of efficiency initiatives, and lower operating costs; down 10% from 1Q24 on lower personnel expense reflecting 1Q seasonality and the impact of efficiency initiatives, as well as lower operating costs Summary Financials $ in millions 2Q24 vs. 1Q24 vs. 2Q23 Revenue by line of business: Middle Market Banking1 $2,153 $75 (46) Asset-Based Lending and Leasing1 969 (105) (201) Total revenue 3,122 (30) (247) Provision for credit losses 29 (114) 3 Noninterest expense 1,506 (173) (124) Pre-tax income 1,587 257 (126) Net income $1,182 $196 (99) Selected Metrics 2Q24 1Q24 2Q23 Return on allocated capital 17.3% 14.3 19.3 Efficiency ratio 48 53 48 Average loans by line of business ($ in billions) Middle Market Banking 1 $128.2 119.3 122.2 Asset-Based Lending and Leasing1 96.2 104.6 103.6 Total loans $224.4 223.9 225.8 Average deposits 166.9 164.0 166.7 Endnotes are presented starting on page 18.

Corporate and Investment Banking

WELLS FARGO

Summary Financials

$ in millions	**2Q24**	**vs. 1Q24**	**vs. 2Q23**
Revenue by line of business:			
Banking:			
Lending	$688	$7	3
Treasury Management and Payments	687	1	(75)
Investment Banking	430	(44)	119
Total Banking	1,805	(36)	47
Commercial Real Estate	1,283	60	(50)
Markets:			
Fixed Income, Currencies and Commodities (FICC)	1,228	(131)	95
Equities	558	108	161
Credit Adjustment (CVA/DVA) and Other	7	(12)	(7)
Total Markets	1,793	(35)	249
Other	(43)	(133)	(39)
Total revenue	**4,838**	**(144)**	**207**
Provision for credit losses	285	280	(648)
Noninterest expense	2,170	(160)	83
Pre-tax income	2,383	(264)	772
Net income	**$1,785**	**($196)**	**575**

Selected Metrics

	2Q24	**1Q24**	**2Q23**
Return on allocated capital	15.4 %	17.2	10.2
Efficiency ratio	45	47	45

- Total revenue up 4% YoY and down 3% from 1Q24
  - Banking revenue up 3% YoY driven by higher investment banking revenue on increased activity across all products, partially offset by lower treasury management results driven by the impact of higher interest rates on deposit costs; down 2% from 1Q24 on lower investment banking revenue
  - Commercial Real Estate revenue down 4% YoY and included the impact of lower loan balances, partially offset by higher commercial mortgage-backed securities volumes; up 5% from 1Q24 predominantly driven by higher commercial real estate capital markets revenue, partially offset by the impact of lower loan balances
  - Markets revenue up 16% YoY driven by higher revenue in equities, structured products, and credit products, partially offset by lower revenue in rates products; down 2% from 1Q24 driven by lower trading activity across most FICC asset classes, partially offset by higher equities revenue
- Noninterest expense up 4% YoY driven by higher operating costs, partially offset by the impact of efficiency initiatives; down 7% from 1Q24 on lower personnel expense due to 1Q seasonality

Average Balances *($ in billions)*

Loans by line of business	**2Q24**	**1Q24**	**2Q23**
Banking	$86.1	90.9	95.4
Commercial Real Estate	128.1	131.7	136.5
Markets	61.6	60.6	59.6
Total loans	$275.8	283.2	291.5
Deposits	187.5	183.3	160.3
Trading-related assets	219.5	201.2	196.1

2Q24 Financial Results

14

152Q24 Financial Results Wealth and Investment Management Summary Financials $ in millions 2Q24 vs. 1Q24 vs. 2Q23 Net interest income $906 $37 (103) Noninterest income 2,952 79 313 Total revenue 3,858 116 210 Provision for credit losses (14) (17) (38) Noninterest expense 3,193 (37) 219 Pre-tax income 679 170 29 Net income $484 $103 (3) Selected Metrics ($ in billions) 2Q24 1Q24 2Q23 Return on allocated capital 29.0% 22.7 30.5 Efficiency ratio 83 86 82 Average loans $83.2 82.5 83.0 Average deposits 102.8 101.5 112.4 Client assets Advisory assets 945 939 850 Other brokerage assets and deposits 1,255 1,247 1,148 Total client assets $2,200 2,186 1,998 • Total revenue up 6% YoY and up 3% from 1Q24 – Net interest income down 10% YoY driven by lower deposit balances and higher deposit costs as customers reallocated cash into higher yielding alternatives – Noninterest income up 12% YoY and up 3% from 1Q24 driven by higher asset- based fees reflecting an increase in market valuations • Noninterest expense up 7% YoY on higher revenue-related compensation and higher operating losses, partially offset by lower operating costs and the impact of efficiency initiatives

162Q24 Financial Results Corporate • Revenue increased YoY on higher net equity gains reflecting improved results from our venture capital investments; down from 1Q24 on higher crediting rates paid to the operating segments • Noninterest expense up YoY and included higher operating losses and FDIC assessments; down from 1Q24 reflecting lower personnel expense from a seasonally higher 1Q, as well as lower FDIC assessments and operating losses Summary Financials $ in millions 2Q24 vs. 1Q24 vs. 2Q23 Net interest income ($144) ($176) (53) Noninterest income 392 101 271 Total revenue 248 (75) 218 Provision for credit losses 4 5 148 Noninterest expense 723 (352) 454 Pre-tax loss (479) 272 (384) Income tax benefit (157) 160 (54) Less: Net loss from noncontrolling interests (4) (5) 34 Net loss ($318) $117 (364)

172Q24 Financial Results 2024 Outlook Endnotes are presented starting on page 18. Still expect 2024 net interest income to be in the range of down ~7-9% from 2023 level of $52.4 billion • Currently expect to be in the upper half of the range, or down ~8-9%, but we are only halfway through the year and many of the factors driving net interest income are uncertain Net Interest Income Noninterest Expense Expect 2024 noninterest expense to be ~$54.0 billion, up from prior guidance of ~$52.6 billion, and includes: • Higher revenue-related compensation expense as equity markets have outperformed our expectations (more than offset by higher noninterest income) • Operating losses and other customer remediation-related expenses, which have been higher than expected in the first half of 2024 • FDIC special assessment1 expense of $336 million in the first half of 2024 As previously disclosed, we have outstanding litigation, regulatory, and customer remediation matters that could impact operating losses

182Q24 Financial Results Endnotes Page 2 – 2Q24 results 1. Tangible common equity and return on average tangible common equity (ROTCE) are non-GAAP financial measures. For additional information, including a corresponding reconciliation to GAAP financial measures, see the “Tangible Common Equity” table on page 20. 2. The efficiency ratio is noninterest expense divided by total revenue. 3. Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense. Management believes that PTPP is a useful financial measure because it enables investors and others to assess the Company's ability to generate capital to cover credit losses through a credit cycle. 4. In first quarter 2024, we adopted a new accounting standard to use the proportional amortization method for renewable energy tax credit investments. Under the proportional amortization method, the amortization of the investments and the related tax impacts are both recognized in income tax expense. Previously, we recognized the amortization of the investments in other noninterest income and the related tax impacts were recognized in income tax expense. 5. Includes provision for credit losses for loans, debt securities, and other financial assets. 6. The Common Equity Tier 1 (CET1) ratio calculated under the Standardized Approach is our binding CET1 ratio. See page 21 for additional information regarding CET1 capital and ratios. CET1 is a preliminary estimate. 7. Liquidity coverage ratio (LCR) represents average high-quality liquid assets divided by average projected net cash outflows, as each is defined under the LCR rule. LCR is a preliminary estimate. 8. Represents total loss absorbing capacity (TLAC) divided by risk-weighted assets (RWAs), which is our binding TLAC ratio, determined by using the greater of RWAs under the Standardized and Advanced Approaches. TLAC is a preliminary estimate. Page 3 – 2Q24 earnings 1. Includes provision for credit losses for loans, debt securities, and other financial assets. 2. In first quarter 2024, we adopted a new accounting standard to use the proportional amortization method for renewable energy tax credit investments. Under the proportional amortization method, the amortization of the investments and the related tax impacts are both recognized in income tax expense. Previously, we recognized the amortization of the investments in other noninterest income and the related tax impacts were recognized in income tax expense. 3. Tangible common equity and return on average tangible common equity (ROTCE) are non-GAAP financial measures. For additional information, including a corresponding reconciliation to GAAP financial measures, see the “Tangible Common Equity” table on page 20. Page 4 – Net interest income 1. Includes taxable-equivalent adjustments predominantly related to tax-exempt income on certain loans and securities. Page 6 – Noninterest income 1. Investment advisory fees and brokerage commissions includes investment advisory and other asset-based fees and commissions and brokerage services fees. 2. All other includes mortgage banking, net gains (losses) from debt securities, net gains (losses) from equity securities, lease income, and other. 3. In first quarter 2024, we adopted a new accounting standard to use the proportional amortization method for renewable energy tax credit investments. Under the proportional amortization method, the amortization of the investments and the related tax impacts are both recognized in income tax expense. Previously, we recognized the amortization of the investments in other noninterest income and the related tax impacts were recognized in income tax expense. Page 7 – Noninterest expense 1. 4Q23 total personnel expense of $9.2 billion included $969 million of severance expense for planned actions. 2. Federal Deposit Insurance Corporation (FDIC) special assessment expense reflects updates provided by the FDIC on losses to the deposit insurance fund.

192Q24 Financial Results Endnotes (continued) Page 8 – Credit quality: net loan charge-offs 1. Includes provision for credit losses for loans, debt securities, and other financial assets. Page 10 – Capital and liquidity 1. The Common Equity Tier 1 (CET1) ratio calculated under the Standardized Approach is our binding CET1 ratio. See page 21 for additional information regarding CET1 capital and ratios. 2Q24 CET1 is a preliminary estimate. 2. Includes a 4.50% minimum requirement, a stress capital buffer of 2.90%, and a G-SIB capital surcharge of 1.50%. 3. Represents total loss absorbing capacity (TLAC) divided by risk-weighted assets (RWAs), which is our binding TLAC ratio, determined by using the greater of RWAs under the Standardized and Advanced Approaches. TLAC is a preliminary estimate. 4. Liquidity coverage ratio (LCR) represents average high-quality liquid assets divided by average projected net cash outflows, as each is defined under the LCR rule. 2Q24 LCR is a preliminary estimate. Page 11 – Consumer Banking and Lending 1. Return on allocated capital is segment net income (loss) applicable to common stock divided by segment average allocated capital. Segment net income (loss) applicable to common stock is segment net income (loss) less allocated preferred stock dividends. 2. Efficiency ratio is segment noninterest expense divided by segment total revenue. 3. Digital and mobile active customers is the number of consumer and small business customers who have logged on via a digital or mobile device, respectively, in the prior 90 days. Page 12 – Consumer Banking and Lending 1. Debit card purchase volume and transactions reflect combined activity for both consumer and business debit card purchases. Page 13 – Commercial Banking 1. In second quarter 2024, we prospectively transferred our commercial auto business from Asset-Based Lending and Leasing to Middle Market Banking. Page 17 – 2024 Outlook 1. Federal Deposit Insurance Corporation (FDIC) special assessment expense reflects updates provided by the FDIC on losses to the deposit insurance fund.

Tangible Common Equity

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY

We also evaluate our business based on certain ratios that utilize tangible common equity. Tangible common equity is a non-GAAP financial measure and represents total equity less preferred equity, noncontrolling interests, goodwill, certain identifiable intangible assets (other than MSRs) and goodwill and other intangibles on investments in consolidated portfolio companies, net of applicable deferred taxes. One of these ratios is return on average tangible common equity (ROTCE), which represents our annualized earnings as a percentage of tangible common equity. The methodology of determining tangible common equity may differ among companies. Management believes that return on average tangible common equity, which utilizes tangible common equity, is a useful financial measure because it enables management, investors, and others to assess the Company's use of equity.

The table below provides a reconciliation of this non-GAAP financial measure to GAAP financial measures.

($ in millions)			Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Quarter ended Jun 30, 2023
Return on average tangible common equity:							
Net income applicable to common stock	(A)	$	**4,640**	4,313	3,160	5,450	4,659
Average total equity			**181,552**	186,669	185,853	184,828	184,443
Adjustments:							
Preferred stock			**(18,300)**	(19,291)	(19,448)	(20,441)	(19,448)
Additional paid-in capital on preferred stock			**145**	155	157	171	173
Noncontrolling interests			**(1,743)**	(1,710)	(1,664)	(1,775)	(1,924)
Average common stockholders' equity	(B)		**161,654**	165,823	164,898	162,783	163,244
Adjustments:							
Goodwill			**(25,172)**	(25,174)	(25,173)	(25,174)	(25,175)
Certain identifiable intangible assets (other than MSRs)			**(101)**	(112)	(124)	(137)	(140)
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets)[1]			**(965)**	(879)	(878)	(2,539)	(2,487)
Applicable deferred taxes related to goodwill and other intangible assets[2]			**931**	924	918	910	903
Average tangible common equity	(C)	$	**136,347**	140,582	139,641	135,843	136,345
Return on average common stockholders' equity (ROE) (annualized)	(A)/(B)		**11.5 %**	10.5	7.6	13.3	11.4
Return on average tangible common equity (ROTCE) (annualized)	(A)/(C)		**13.7**	12.3	9.0	15.9	13.7

1. In third quarter 2023, we sold investments in certain private equity funds. As a result, we have removed the related goodwill and other intangible assets on investments in consolidated portfolio companies.
2. Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.

2Q24 Financial Results

20

Common Equity Tier 1 under Basel III

WELLS FARGO

Wells Fargo & Company and Subsidiaries
RISK-BASED CAPITAL RATIOS UNDER BASEL III[1]

($ in billions)			Estimated Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023
Total equity		$	**178.1**	182.7	187.4	182.4	182.0
Adjustments:							
Preferred stock			**(16.6)**	(18.6)	(19.4)	(19.4)	(19.4)
Additional paid-in capital on preferred stock			**0.2**	0.1	0.1	0.1	0.1
Noncontrolling interests			**(1.7)**	(1.7)	(1.7)	(1.7)	(1.8)
Total common stockholders' equity			**160.0**	162.5	166.4	161.4	160.9
Adjustments:							
Goodwill			**(25.2)**	(25.2)	(25.2)	(25.2)	(25.2)
Certain identifiable intangible assets (other than MSRs)			**(0.1)**	(0.1)	(0.1)	(0.1)	(0.1)
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets)[2]			**(1.0)**	(1.0)	(0.9)	(0.9)	(2.5)
Applicable deferred taxes related to goodwill and other intangible assets[3]			**0.9**	0.9	0.9	0.9	0.9
Other[4]			**(0.4)**	(0.4)	(0.3)	0.1	0.2
Common Equity Tier 1	(A)	$	**134.2**	136.7	140.8	136.2	134.2
Total risk-weighted assets (RWAs) under Standardized Approach	(B)		**1,218.4**	1,221.6	1,231.7	1,237.1	1,250.7
Total RWAs under Advanced Approach	(C)		**1,091.4**	1,099.6	1,114.3	1,130.8	1,118.4
Common Equity Tier 1 to total RWAs under Standardized Approach	(A)/(B)		**11.0 %**	11.2	11.4	11.0	10.7
Common Equity Tier 1 to total RWAs under Advanced Approach	(A)/(C)		**12.3**	12.4	12.6	12.0	12.0

1. The Basel III capital rules provide for two capital frameworks (the Standardized Approach and the Advanced Approach applicable to certain institutions), and we must calculate our CET1, Tier 1 and total capital ratios under both approaches.
2. In third quarter 2023, we sold investments in certain private equity funds. As a result, we have removed the related goodwill and other intangible assets on investments in consolidated portfolio companies.
3. Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.
4. Includes a $60 million increase for each period in 2024 and a $120 million increase for each period in 2023 related to a current expected credit loss accounting standard (CECL) transition provision. In second quarter 2020, the Company elected to apply a modified transition provision issued by federal banking regulators related to the impact of CECL on regulatory capital. The rule permits certain banking organizations to exclude from regulatory capital the initial adoption impact of CECL, plus 25% of the cumulative changes in the allowance for credit losses (ACL) under CECL for each period until December 31, 2021, followed by a three-year phase-out period in which the benefit is reduced by 25% in year one, 50% in year two and 75% in year three.

2Q24 Financial Results

21

222Q24 Financial Results Disclaimer and forward-looking statements Financial results reported in this document are preliminary. Final financial results and other disclosures will be reported in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, and may differ materially from the results and disclosures in this document due to, among other things, the completion of final review procedures, the occurrence of subsequent events, or the discovery of additional information. This document contains forward-looking statements. In addition, we may make forward-looking statements in our other documents filed or furnished with the Securities and Exchange Commission, and our management may make forward-looking statements orally to analysts, investors, representatives of the media and others. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “target,” “projects,” “outlook,” “forecast,” “will,” “may,” “could,” “should,” “can” and similar references to future periods. In particular, forward-looking statements include, but are not limited to, statements we make about: (i) the future operating or financial performance of the Company, including our outlook for future growth; (ii) our expectations regarding noninterest expense and our efficiency ratio; (iii) future credit quality and performance, including our expectations regarding future loan losses, our allowance for credit losses, and the economic scenarios considered to develop the allowance; (iv) our expectations regarding net interest income and net interest margin; (v) loan growth or the reduction or mitigation of risk in our loan portfolios; (vi) future capital or liquidity levels, ratios or targets; (vii) our expectations regarding our mortgage business and any related commitments or exposures; (viii) the expected outcome and impact of legal, regulatory and legislative developments, as well as our expectations regarding compliance therewith; (ix) future common stock dividends, common share repurchases and other uses of capital; (x) our targeted range for return on assets, return on equity, and return on tangible common equity; (xi) expectations regarding our effective income tax rate; (xii) the outcome of contingencies, such as legal actions; (xiii) environmental, social and governance related goals or commitments; and (xiv) the Company’s plans, objectives and strategies. Forward-looking statements are not based on historical facts but instead represent our current expectations and assumptions regarding our business, the economy and other future conditions. Investors are urged to not unduly rely on forward-looking statements as actual results may differ materially from expectations. Forward-looking statements speak only as of the date made, and we do not undertake to update them to reflect changes or events that occur after that date. For additional information about factors that could cause actual results to differ materially from our expectations, refer to the “Forward-Looking Statements” discussion in Wells Fargo’s press release announcing our second quarter 2024 results and in our most recent Quarterly Report on Form 10-Q, as well as to Wells Fargo’s other reports filed with the Securities and Exchange Commission, including the discussion under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023.